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                                                              EXHIBIT 10.8


                         GRAHAM'S GRAPHICS PTY LIMITED

                                     AND

                                GEOGRAPHICS, INC


                       ---------------------------------
                         AGREEMENT FOR SALE OF BUSINESS
                               GRAHAM'S GRAPHICS
                        --------------------------------




                                BLESSINGTON JUDD
                                     [LOGO]
                                   Solicitors
                                     Level 9
                               45 Clarence Street
                                 SYDNEY NSW 2000
                               Tel: (02) 9238 6000
                               Fax: (02) 9221 5692
                                  DX 1068 SYDNEY
                               eMail: mail@bj.com.au
                               ref:N:\SMF\961328a.doc

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                                  TABLE OF CONTENTS

CLAUSE                                                           PAGE NO.
 1. DEFINITIONS AND INTERPRETATION ..............................     1
    1.1 Definitions .............................................     1
    1.2 Interpretation ..........................................     3

 2. AGREEMENT TO SELL AND PURCHASE ..............................     4
    2.1 Sale and Purchase .......................................     4
    2.2 Title and Property ......................................     4

 3. PURCHASE PRICE ..............................................     5

 4. LIABILITY FOR LEASED ASSETS ................................      5

 5. CONDUCT OF THE BUSINESS PENDING COMPLETION ..................     5
    5.1 Liability for the Business ..............................     5
    5.2 Product Warranties ......................................     6

 6. COMPLETION ..................................................     6
    6.1 Time and Place of Completion ............................     6
    6.2 Obligations of the Vendor at Completion .................     6
    6.3 Obligations of the Purchaser at Completion ..............     7

 7. PERSONNEL ...................................................     7
    7.1 Continuation of Employment ..............................     7
    7.2 Vendor Liable for Employee Entitlements .................     7

 8. DEBTS AND LIABILITIES OF BUSINESS ...........................     8

 9. TRADE DEBTORS ...............................................     8

10. WARRANTIES ..................................................     8
    10.1 Vendor's Warranties ....................................     8
    10.2 Vendor's Indemnity .....................................    11
    10.3 Purchaser's Warranties .................................    11

11. RESTRAINT ...................................................    12
    11.1 Restraint Obligation ...................................    12
    11.2 Reasonableness of Restraint .............................   12
    11.3 Purchaser Breach .......................................    13
    11.4 Termination of Employment ..............................    13

12. CONFIDENTIALITY .............................................    13
    12.1 Obligation .............................................    13
    12.2 Survival ...............................................    13

13. COSTS AND STAMP DUTY ........................................    14
    13.1 Costs Generally ........................................    14
    13.2 Stamp Duty .............................................    14

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14. NOTICES .....................................................    14
    14.1 Delivery ...............................................    14
    14.2 Receipt ................................................    14
    14.3 Addresses for Notices ..................................    15

15. GENERAL .....................................................    15
    15.1  Whole Agreement .......................................    15
    15.2  Amendment .............................................    16
    15.3  Counterparts and Multiple Originals ...................    16
    15.4  Waiver ................................................    16
    15.5  Severance .............................................    16
    15.6  Proper Law ............................................    16
    15.7  Attorneys .............................................    17
    15.8  Assignment ............................................    17
    15.9  Merger ................................................    17
    15.10 Further Assurances ....................................    17

SCHEDULE ONE ....................................................    18

SCHEDULE TWO ....................................................    19



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THIS AGREEMENT is made on 26th November 1996

BETWEEN: GRAHAM'S GRAPHICS PTY LIMITED [ACN: 003 781 708] a company incorporated in the State of New South Wales, Australia and having its registered office at Suite 1, Level 5, 579 Harris Street, Ultimo (VENDOR);

AND: GEOGRAPHICS, INC a company duly incorporated in the State of Wyoming, United States of America and having its registered office in the State of Washington at 400 North Commercial Street, Bellingham in that State (PURCHASER);

RECITALS

A.   The Vendor carries on the Business at the Premises.

B. The Vendor has, or will on Completion, have legal title to the Assets free of all Encumbrances.

C.   The Vendor employs the Employees in the conduct of the Business.

D. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Business and the Assets on the terms set out in this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Agreement, unless the context otherwise requires, the following words have these meanings:

     ADJUSTMENT DATE means 1 July 1996;

     ASSETS means the assets of and related to the Business on the Adjustment Date and includes the Stock, the Plant, the Business Names, the Customer List, the Trade Debtors and the goodwill of the Business;

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                                       2

     ASSOCIATE means any related body corporate, director or substantial shareholder (as that term is defined section 708(4) of the Corporations Law assuming that the corporation is a company within section 707(1) of the Corporations Law) or a person described in section 15 of the Corporations Law, as if the reference to the "primary person" in that section were a reference to each party, as appropriate;

     BUSINESS means the business of the Vendor of importing and distributing stationery and graphic arts supplies;

     BUSINESS DAY means a day on which banks are open for general banking business in Sydney other than a Saturday or Sunday;

     BUSINESS LOAN means the loan with MLC Building Society Limited which at the Adjustment Date was $87,037.50.

     BUSINESS NAME means the registered business name "Geotype Australia" registered number L0669045 in the Register of Business Names maintained by the Department of Business and Consumer Affairs for New South Wales;

     COMPLETION means completion of the sale and purchase of the Business in accordance with clause 6;

     COMPLETION DATE means 1st December 1996 or such other date as may be agreed in writing by the parties;

     CUSTOMER means customers of the Business;

     EMPLOYEES means the persons employed by the Vendor in the Business, particulars of whose names, salaries and dates of commencement of employment are set out in Schedule One;

     EMPLOYMENT AGREEMENT means the agreement to be entered into at Completion with Mr Graham Hanrahan;

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                                       3

     ENCUMBRANCE means mortgage, pledge, lien, charge, assignment by way of security, hypothecation, secured interest, title retention arrangement, preferential right, trust arrangement or any arrangement having the same or an equivalent commercial effect or any agreement to create such an arrangement;

     FAULTLESS TERMINATION has the meaning given to that term in clause 11.4;

     FINANCIAL ACCOUNTS means the financial accounts of the Vendor for the year ended 30 June 1996 annexed and marked "A";

     LEASED ASSETS means the items listed in Schedule Two;

     PLANT means the equipment, machinery, furniture, fixtures and fittings situated in the Premises and used by the Vendor in carrying on the Business;

     PREMISES means the premises at which the Business is carried on at 3/32 Lillian Fowler Place, Marrickville in the State of New South Wales;

     PURCHASE PRICE means the purchase price for the Business;

     STOCK means all supplies, packaging and containers and other inventory used, sold or supplied in connection with the Business including items of stock in transit;

     TRADE DEBTORS means all money owing by Customers as well as any other rights to payment arising from the operating of the Business before the Adjustment Date but not paid by the Adjustment Date.

1.2  INTERPRETATION

     In this Agreement unless the contrary intention appears:

     (a)  words denoting the singular include the plural and vice versa;

     (b) words denoting individuals or persons include corporations and vice versa;

     (c)  headings are for convenience only and do not affect interpretation;









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                                      4

     (d) references to any agreement or document are to that agreement or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

     (e) references to any party to this Agreement, include that party's executors, administrators, substitutes, successors and permitted assigns;

     (f) a reference to "$" is a reference to Australian dollars unless otherwise specified;

     (g) a reference to a Recital, clause or Schedule is to a recital, clause or schedule to this Agreement; and

     (h) a reference to any legislation or legislative provision includes any statutory modification of or re-enactment of, or substitution for, and any subordinate legislation under, that legislation or legislative provision.


2.   AGREEMENT TO SELL AND PURCHASE

2.1  SALE AND PURCHASE

     The Vendor as beneficial owner agrees to sell and the Purchaser agrees to purchase from the Vendor the Business and the Assets and all of the Vendor's right title and interest in and to the Business and the Assets free from any Encumbrance or third party interests for the Purchase Price, subject to and terms and conditions of this Agreement.

2.2  TITLE AND PROPERTY

     Title to and property in the Business and in the Assets:

     (a)  remains with the Vendor until Completion; and

     (b)  passes to the Purchaser on and from Completion.

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                                      5

3.   PURCHASE PRICE

3.1 The Purchase Price for the Business and the Assets of the Business is the sum of Three Hundred and Four Thousand Three Hundred and Thirty Six Dollars and Twenty Seven Cents ($304,366.27).

3.2  The Purchase Price shall be paid and satisfied as follows:

     (i)    by the payment to the Vendor of the sum of $50,529.17 on Completion;

     (ii) by the issue to the Vendor on Completion of 50,000 ordinary shares in the capital of the Purchaser, such shares to be issued as fully paid;

     (iii) by the issue to the Vendor on Completion of an option to acquire up to 50,000 ordinary shares in the capital of the Purchaser at an issue price of US$4.00, such option to be exercised within five (5) years from Completion, and to contain such conditions and restrictions as are customary in transactions of this sort or are required by securities regulatory authorities.


4.   LIABILITY FOR LEASED ASSETS

     The Purchaser agrees on Completion to take over the burden and benefit of the Leases of the Leased Assets and the Purchaser will as and from Completion indemnify the Vendor and keep the Vendor indemnified and all other the Lessees or Guarantors of any Leases of Leased Assets in respect of all liabilities arising under those Leases after the Completion Date.

5.   CONDUCT OF THE BUSINESS PENDING COMPLETION

5.1  LIABILITY FOR THE BUSINESS

     (a) The Vendor is liable for all acts and omissions in the conduct of the Business up to the Adjustment Date.

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                                       6

     (b) The Purchaser is liable for all acts and omissions in the conduct of the Business after the Adjustment Date and indemnifies the Vendor against all liability of any description arising in respect of all such acts or omissions.

     (c) The Vendor shall be entitled to the takings and profits of the Business up to the Adjustment Date, from which date the Purchaser shall be entitled to the same.

5.2  PRODUCT WARRANTIES

     The Vendor will indemnify the Purchaser in connection with all costs and expenses associated with warranty claims that arise from warranties given to Customers in relation to the sale of any stock items prior to the Adjustment Date. The Purchaser will, however, not be entitled to recover any profit margin from the Vendor in respect of such warranty claims. Also, the Vendor will not be responsible for any costs or expenses associated with claims which are not warranty claims.

6.   COMPLETION

6.1  TIME AND PLACE OF COMPLETION

     Completion must occur at the Premises at 11.00 am or at any other time or place as agreed in writing by the parties.

6.2  OBLIGATIONS OF THE VENDOR AT COMPLETION

     At Completion, the Vendor is obliged to confer on the Purchaser title to, and place the Purchaser in effective possession and control of the Business and the Assets and, to this end, the Vendor must deliver or cause to be delivered to the Purchaser:

     (a)  at the Premises, all of the Stock and the Plant;


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                                      7


     (b) at the place of Completion, the certificates of registration for each of the Business Names together with forms sufficient to enable the Purchaser to become the registered proprietor of the Business Names, all duly executed by the Vendor;

     (c) at the place of Completion, all documents relating to the Business necessary for it to be carried on;

     (d) at the place of Completion, all other documents which are reasonably required by the Purchaser to vest title to and possession of the Assets and the full benefit and possession of the Business in the Purchaser including, without limitation, transfers of such of the permits and licences held by the Vendor for the purpose of conducting the Business and which are capable of being transferred by the Vendor;

6.3  OBLIGATIONS OF THE PURCHASER AFTER COMPLETION

     The Purchaser undertakes within fourteen (14) days of Completion to obtain a release of all securities presently lodged to secure the Business Loan.

7.   PERSONNEL

7.1  CONTINUATION OF EMPLOYMENT

     The Purchaser agrees that each of the Employees will be employed on the same or substantially similar terms as those which apply to them on the Completion Date including but not limited to the salaries specified in Schedule One.

7.2  VENDOR LIABLE FOR EMPLOYEE ENTITLEMENTS

     The Vendor will be responsible for and must adjust with the Purchaser as at the Adjustment Date the amount of the accrued employee entitlements specified in Schedule One and shall indemnify the Purchaser, against all claims in respect of any entitlement as against the Vendor by all Employees up to the Adjustment Date.


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                                      8


8.   DEBTS AND LIABILITIES OF BUSINESS

8.1 On Completion, the Purchaser will assume the following debts and liabilities of the Vendor disclosed in the Financial Accounts in respect of the Business as at the Adjustment Date and indemnifies the Vendor against all liability arising from any and all claims made in relation to those debts and liabilities:

              Trade Creditors-                $85,970.55

              Other Creditors-                $18,644.75

              Business Loan (unsecured loan)- $87,037.50

8.2 The Vendor shall otherwise be liable for all other debts and liabilities of the Business up to the Adjustment Date.

9.   TRADE DEBTORS

9.1 The Purchaser shall be entitled to all amounts owing by Trade Debtors as at the Adjustment Date.

9.2 The Vendor agrees to allow the Purchaser to collect all amounts due by Trade Debtors on the Vendor's behalf and to retain all amounts so collected.

10.  WARRANTIES

10.1 VENDOR'S WARRANTIES

     The Vendor warrants to the Purchaser, as an inducement to the Purchaser to enter into this Agreement and to purchase the Business and the Assets, and it is a condition of this Agreement that each statement set out in this clause is true, complete and accurate, (unless the context indicates otherwise) both at the date of this Agreement and at the Completion Date.


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                                      9


     (a) The Vendor has full corporate power and lawful authority to execute and deliver this Agreement and to consummate and perform or cause to be performed its obligations under it.

     (b) This Agreement constitutes the legal, valid and binding obligation of the Vendor enforceable in accordance with its terms by appropriate legal remedy.

     (c)  The Vendor is the sole legal and beneficial owner of the Business.

     (d) The Vendor has or will at Completion have full right, title and interest in and to sell the Business and the Assets free from any Encumbrance or third party interests other than as herein disclosed.

     (e) The Vendor has not disposed of, agreed to dispose of or granted any option to any person to purchase the Business or any of the Assets.

     (f) The Assets will be insured for their full replacement value from date of this Agreement until Completion.

     (g) This Agreement and Completion do not conflict with or result in a breach of or default under any provision of its memorandum and articles of association or any material term or provision of any agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound.

     (h) The Vendor has provided the Purchaser with any and all material contracts relating to the Business.

     (i) All information which has been given by or on behalf of the Vendor to the Purchaser in the course of the negotiations for this Agreement is to the best of the knowledge of the Directors of the Vendor true and accurate in all respects.

     (j) The Assets and the Leased Assets constitute all of the property used in or in connection with and necessary for the continuing conduct of the Business.




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                                      10

     (k) There are no disputes, claims or demands in respect of any of the Assets which might give rise to litigation.

     (l)  The Vendor has met all obligations in relation to the Leased Assets.

     (m) The use of the Premises for the purposes of the Business is permitted under all relevant planning and local government statutes, regulations and by-laws and there has been no breach of any of those statutes, regulations or by-laws.

     (n) The Vendor has performed and observed all covenants, conditions, agreements, statutory requirements, by-laws, orders and regulations affecting the Premises and each of them and the use of the Premises for the Business does not contravene any of the same.

     (o) There are no outstanding orders or notices affecting the Premises and there are no proposals of any competent authority involving compulsory acquisition or otherwise nor any other circumstances known to the Vendor which may result in any such order or notice being made or served.

     (p) There are no facts or circumstances known to the Vendor which are likely to result in a material industrial dispute involving the Employees or any of them, or which may otherwise affect the Business or its continued conduct nor are there any material pay or other industrial claims which have been made by or on behalf of the Employees or any of them which may affect the Business or its continued conduct.

     (q) The Vendor holds all permits and licenses required for the conduct of the Business and there are no circumstances known to the Vendor which will or might prevent or restrict the transfer or re-issue (as the case requires) of those permits and licenses to the Purchaser.

     (r) There are no facts or circumstances known to the Vendor which could or may result in the revocation or non-renewal of any of the permits or licences required to conduct the Business.




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                                      11


     (s) All information which is known to the Vendor relating to the Business which is material to be known by a purchaser of it for value, has been disclosed to the Purchaser.

     (t) The sale by the Vendor of the Business and the Assets is not subject to any rights of first refusal, pre-emptive rights or similar rights in favour of any person whomsoever.

10.2 VENDOR'S INDEMNITY

     The Vendor must indemnify, and keep indemnified, the Purchaser against:

     (a) any claim against the Purchaser to the extent that the claim arises from or is connected with any breach of any of the warranties or of any other term of this Agreement;

     (b) any taxes which may be incurred arising from the conduct by the Vendor of the Business prior to 1 July 1996.

10.3 PURCHASER'S WARRANTIES

     The Purchaser warrants and represents to the Vendor, as an inducement to the Vendor to enter into this Agreement and to sell the Business, and it is condition of this agreement that, at the date of this agreement and as at the Completion Date:

     (a) the execution and delivery of the Agreement and the Employment Agreement has been or will at Completion have been properly authorised by all necessary corporate action of the Purchaser;

     (b) the Purchaser has full corporate power and lawful authority to execute and deliver this Agreement and to consummate and perform or cause to be performed its obligations under this Agreement;


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                                      12


     (c) this Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms by appropriate legal remedy; and

     (d) this Agreement and Completion do not conflict with or result in a breach of or default under any provision of its memorandum and articles of association or any material term or provision of any agreement or deed or any writ, order or injunction, judgment, law, rule or regulation to which it is a party or is subject or by which it is bound.

11.  RESTRAINT

11.1 RESTRAINT OBLIGATION

     The Vendor must not, and must procure that each of its Associates does not, during the period of two (2) years from 1 July 1996 in the country of Australia:

     (a) promote, participate in, operate or engage in (whether on its own account or in partnership or by joint venture) the Business or any business or operation similar to or otherwise in competition with the Business; or

     (b) be concerned or interested (directly or indirectly, or through any interposed body corporate, trust, principal, agent, shareholder, beneficiary, or as an independent contractor, consultant or in any other capacity) in any business or operation similar to or otherwise in competition with the Business.

11.2 REASONABLENESS OF RESTRAINT

     The Vendor agrees that the restraint obligations imposed by clause 11.1 is reasonable in its extent (as to all of duration, geographical area and restrained conduct) having regard to the interests of each party to this Agreement.








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                                     13


11.3   PURCHASER BREACH

       The restraint obligations imposed by clause 11.1 will cease to apply if the Purchaser fails to pay the Vendor any of the Purchase Price or otherwise fails to account to the Vendor for Moneys due under this Agreement.

11.4   TERMINATION OF EMPLOYMENT

       If the employment of Mr. Graham Hanrahan under the Employment
       Agreement is terminated during the Restraint Period otherwise than in a case of misconduct or a fundamental breach by him of his terms and conditions of employment (Faultless Termination), the restraint obligations in clause 11.1 will cease to apply.

12.    CONFIDENTIALITY

12.1   OBLIGATION

       The parties must maintain absolute confidentiality concerning the terms of this Agreement and the Employment Agreement. No public announcements or communications relating to the terms of this Agreement and the Employment Agreement may be made or authorised by or on behalf of a party without the prior written approval of the other party, except that a party may make such disclosures as it, in its absolute discretion, believes is necessary:

          (a) its professional advisers, bankers, financial advisers and financiers upon those persons undertaking to keep confidential any information so disclosed; or

          (b) to comply with any applicable law or the requirements of any regulatory body or the rules of any stock exchange on which the shares of a party which is a corporation or any Associate of such a party are listed.

12.2   SURVIVAL

       The obligations in this clause 12 survive termination of this Agreement.


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                                     14


13.    COSTS AND STAMP DUTY

13.1   COSTS GENERALLY

       Except to the extent specified in clause 13.2 each party must bear and is responsible for its own costs in connection with the preparation, execution, Completion and carrying into effect of this Agreement.

13.2   STAMP DUTY

       The Purchaser must pay and bear all responsibility for all stamp duty on or in respect of this Agreement.

14.    NOTICES

14.1   DELIVERY

       A notice, approval, consent or other communication given or made to a party under this agreement must be in writing and delivered prior to 5:00 pm on a Business Day, sent by certified prepaid mail or facsimile to the address or facsimile number of the party as set out below or to such other address or facsimile number as that party may from time to time notify the other party for the purposes of this clause.

14.2   RECEIPT

       Proof of dispatch is proof of receipt:

          (a)  if delivered, as at the time of delivery;

          (b) in the case of a letter, on the third Business Day after posting; and

          (c) in the case of a facsimile transmission upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this clause (but if the communication is not completed by 5:00 pm on a Business Day, then at 9:00 am on the next Business Day).




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                                     15


14.3   DELIVERY BY FACSIMILE

       Any notice or other communication sent by mail shall also be sent by facsimile.


14.4   ADDRESSES FOR NOTICES

       For the purposes of this clause, the address and facsimile details of each party are as follows:

       VENDOR

       Attention:  Mr. Graham Hanrahan

       Address:    Unit2, 13 Ferry Street
                   Hunters Hill NSW 2110
                   AUSTRALIA
       Facsimile:  (61-029 519 9399)


       PURCHASER

       Attention:  Mark Deans

       Address:    Geographics, Inc.
                   PO Box 1750
                   BLAINE WA
                   98231
                   United States of America
       Facsimile:  (1 360 332 6352)


15.    GENERAL

15.1   WHOLE AGREEMENT

       This Agreement and the Schedules contain the whole agreement between the parities and no understanding, arrangement or provision not expressly set out in the Agreement or the Schedules will be binding upon the parties. All correspondence, negotiations and other communications between and parties in relation to the subject matter of this Agreement which antedate this Agreement are superseded by and merged in it.


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                                       16


15.2  AMENDMENT

      This Agreement may only be amended in writing signed by all the parties and may not be amended in any other manner.

15.3  COUNTERPARTS AND MULTIPLE ORIGINALS

      This Agreement may be executed in any number of counterparts and all of those counterparts taken together will be deemed to constitute the same instrument.

15.4  WAIVER

      The failure by either party at any time to enforce any of its powers, remedies or rights under this Agreement will not constitute a waiver of such powers, remedies or rights or affect the party's rights to enforce those powers, remedies or rights at any time. Nor does any single or partial exercise of any power, remedy or right preclude any other or further exercise of it or the exercise of any other power, remedy or right under this Agreement.

15.5  SEVERANCE

      If any provision of this Agreement is prohibited, invalid or unenforceable in any jurisdiction, that provision will, as to that jurisdiction be ineffective to the extent of the prohibition, invalidity or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability that provision in any other jurisdiction.

15.6  PROPER LAW

      This Agreement is governed by the law in force in the state of Washington, United States of America and the parties submit to the non-exclusive jurisdiction of the courts of that State and any courts competent to hear appeals from them.


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                                       17


15.7  ATTORNEYS

      Each attorney who executes this Agreement on behalf of a party declares that the attorney has no notice of the revocation or suspension of the power of attorney under the authority of which the attorney executes this agreement.

15.8  ASSIGNMENT

      No party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

15.9  MERGER

      No provision of this Agreement (including, but not limited to, the warranties made by either party):

      (a)  merges on or by virtue of Completion;

      (b) is any way modified, discharged or prejudiced by reason of any investigations made or information acquired by or on behalf of the Purchaser.

15.10 FURTHER ASSURANCES

      Each party must do, sign, execute and deliver and must procure that each of its employees and agents does, signs, executes and delivers all deeds, documents, instruments and acts reasonably required of it or them by notice from another party effectively to carry out and to give full effect to this Agreement and the rights and obligations of the parties under it, both before and after Completion.




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                                      18

                                 SCHEDULE ONE

                                The Employees



NAME                  POSITION                 COMMENCEMENT          CURRENT
                                                  DATE            ENTITLEMENTS
------------------------------------------------------------------------------

Jennifer Medcalf   Administration Services     17/1/94        $28,080.00 p.a.
Paul Lorrence      Warehouse Supervisor        24/1/94        $29,068.00 p.a.
Nina Murray        Company Director/            1/7/89        $12,000.00 p.a.
                   Administration Services


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                                      19

                                 SCHEDULE TWO

                                Leased Assets


Description       Lessor           Term     Commencing   Monthly    Residual
                                                         payment
-------------------------------------------------------------------------------

Hyundai       St. George         36 months  March 1996   $667.34   $11,710.00
Lantra GLS    Partnership
Stationwagon  Banking Limited
Regn: UKQ714  Lease No. 6458365


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                                      20

EXECUTED as an agreement.

THE COMMON SEAL OF GRAHAM'S                          [COMMON SEAL]
GRAPHICS PTY LIMITED has been affixed         GRAHAM'S GRAPHICS PTY. LIMITED
to this agreement in accordance with
its articles of association in the
presence of:

/s/ Nina Murray                          /s/ Braham Hanrahan
----------------------------------       ----------------------------------
Signature of authorised person           Signature of authorised person

        Director                                Director
----------------------------------       ----------------------------------
Office Held                              Office Held

NINA MURRAY                              BRAHAM HANRAHAN
----------------------------------       ----------------------------------
Name of authorised person                Name of authorised person
(block letters)                          (block letters)


THE COMMON SEAL of GEOGRAPHICS, INC
has been affixed to this agreement in
accordance with its Constitution and
in the presence of the appropriate
authorised officers:


----------------------------------       ----------------------------------
Signature of authorised person           Signature of authorised person


----------------------------------       ----------------------------------
Office Held                              Office Held


----------------------------------       ----------------------------------
Name of authorised person                Name of authorised person
(block letters)                          (block letters)